Managed
HIGH INCOME
     PORTFOLIO INC.

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                                GRAPHIC OMITTED]

           ----------------------------------------------------------

                                                                     Semi-Annual

                                                                          Report

                                                                 August 31, 2002

--------------------------------------------------------------------------------

                                                          Managed
                                                          HIGH INCOME
                                                               PORTFOLIO INC.

LETTER TO
SHAREHOLDERS

--------------------------------------------------------------------------------

Dear Shareholder:

      Enclosed herein is the semi-annual report for the Managed High Income Portfolio Inc. ("Fund") for the period ended August 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice to Shareholders

      We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman, President and Chief Executive Officer of the board of the Fund replacing Heath B. McLendon, who has been appointed chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years: developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Performance Review(1)

      During the six months ended August 31, 2002, the Fund distributed income dividends to shareholders totaling $0.34 per share. The table on the following page details the annualized distribution rate and six-month total return based on the Fund's August 31, 2002 net asset value ("NAV")(2) per share and its New York Stock Exchange ("NYSE") closing price.

----------
(1)   Past performance is not indicative of future results.
(2) NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market (NYSE) price as determined by supply of and demand for the Fund's shares.

               Price                Annualized              Six-Month
             Per Share         Distribution Rate(3)      Total Return(3)
           ------------        --------------------      ---------------
           $6.11 (NAV)                11.00%                  (5.77)%
           $6.05 (NYSE)               11.11%                  (9.86)%

In comparison, the Fund's Lipper Inc. ("Lipper")(4) peer group of high current yield funds returned negative 6.31% based on NAV for the six months ended August 31, 2002.

Investment Strategy

      The Fund's investment strategy is to seek high current income. Capital appreciation is a secondary objective. The portfolio invests primarily in high-yielding corporate bonds, debentures and notes. To accomplish this goal, under normal conditions, the Fund will invest at least 80% of its assets in corporate bonds, debentures and notes rated below investment grade(5) and may invest up to 20% of its assets in common stock or other equity or equity-related securities, including convertible securities, preferred stock, warrants and rights.

      Although the portfolio may invest in securities of any maturity, under current market conditions, the portfolio intends to invest in fixed-income securities that have an average remaining maturity of between five and 10 years. The fixed-income securities purchased by the portfolio are generally below investment-grade. In addition, the Fund has adopted a policy to provide the stockholders of the Fund with at least 60 days prior notice of any changes to the 80% investment policy described above if such notice is required by the Investment Company Act of 1940.

Portfolio Manager Market Overview

      For the six months ended August 31, 2002, the high-yield market declined 6.86%, as measured by the Salomon Smith Barney High-Yield Market Index ("SSB High-Yield Index")(6). During early 2002, the market struggled higher as encouraging economic data, strong equity markets and large mutual-fund inflows were offset by increased volatility caused by Enron Corp.'s collapse and related

----------
(3) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.056 for twelve months. This rate is as of August 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.
(4) Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the six months ended August 31, 2002, calculated among seven funds in the high current yield (closed-end) funds category with reinvestment of dividends and capital gains, excluding sales charges.
(5) Investments in high-yield securities, commonly known as "junk bonds," involve a greater risk of loss than an investment in investment-grade securities and are considered speculative.
(6) The SSB High-Yield Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.

accounting concerns, as well as increased downgrade activity by the major rating agencies. The rally proved short-lived, however, as additional discoveries of accounting fraud and earnings restatements harmed already-fragile investor confidence, causing the high-grade market to reprice lower and prompting large mutual-fund outflows as investors fled riskier securities. In addition, new economic data sparked concerns that a recovery would be slower than expected.

      In June, WorldCom, Inc. disclosed that it had improperly accounted for $3.8 billion of expenses, causing investors to shun sectors with more complex financials and leading to a decline in the high-yield market of 8.81%, as measured by the SSB High-Yield Index. Equity weakness, corporate scandals and earnings restatements, weak economic data that raised concerns over the possibility of a double-dip recession, and large mutual-fund outflows combined to push the high-yield market lower in July. The decline culminated with the arrest of senior executives of Adelphia Communications Corp. and the Chapter 11 bankruptcy of WorldCom, Inc. The passing of the August 14 financial-certification deadline without additional surprises, more positive economic data, lower volatility in the equity markets, and a reversal of fund flows to net inflows propelled the high-yield market to positive returns in August.

      For the period, the high-yield market's top-performing sectors included textiles, energy, consumer products, industrials and capital goods. The textiles industry benefited from strong operating results at one large issuer, which caused bond prices to rally from oversold levels. The energy sector outperformed due to high oil prices. Consumer products benefited as investors favored defensive industries. The industrials and capital goods sectors benefited as investors focused on companies with steady cash flows, easy-to-understand businesses, and improving business outlooks.

      The worst performers included telecommunications, cable, airlines, utilities and technology. The telecommunications industry suffered from WorldCom, Inc.'s bankruptcy, accounting investigations at Qwest Corp. and deteriorating industry fundamentals. Adelphia Communications Corp.'s disclosure of off-balance-sheet debt and other accounting problems caused the entire cable sector to decline as investors reconsidered industry leverage, liquidity and valuations. The airlines sector underperformed as a decline in air travel resulted in lower earnings and pessimistic outlooks. The utilities industry suffered as Enron Corp.'s bankruptcy caused investors to view utilities as riskier investments with high leverage. The technology sector declined as capital spending failed to show signs of improvement as corporations focused on cutting costs.

      In terms of credit quality, BB, B and CCC issues generated returns of negative 7.43%, negative 4.85% and negative 14.37% respectively, as investors fled riskier credits and declining fallen angels negatively impacted the performance of the higher-ranked issues.

      On August 31, 2002, the high-yield market yielded 12.85%, up from 11.63% on February 28, 2002. The excess yield over U.S. Treasury securities was 9.33%, up from 7.36% on February 28, 2002.

Portfolio Manager Outlook

      Going forward, we believe valuations in the market continue to appear attractive with many yields in excess of 12.50%, yet we remain somewhat cautious as we believe that several factors, including: (i) high global default rates and credit-rating downgrades, (ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary-market liquidity, (v) further accounting scares and (vi) continued equity-market volatility could dampen positive momentum.

Looking for Additional Information?

      The Managed High Income Portfolio Inc. is traded on the New York Stock Exchange under the symbol "MHY". Daily closing prices are available online under symbol XMHYX and in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

      In a continuing effort to provide information concerning the Managed High Income Portfolio Inc., shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations.

      Thank you for your investment in the Managed High Income Portfolio Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ R. Jay Gerken            /s/ Peter J. Wilby              /s/ Beth A. Semmel

R. Jay Gerken                Peter J. Wilby, CFA             Beth A. Semmel, CFA
Chairman                     Vice President and              Vice President and
                             Investment Officer              Investment Officer

September 25, 2002

The information provided in this letter represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 6 through 25 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of August 31, 2002 and are subject to change.

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Take Advantage of the Fund's Dividend Reinvestment Plan!

      Did you know that Fund investors may reinvest their dividends in an effort to take advantage of what can be one of the most effective wealth-building tools available today? When the Fund achieves its objectives, systematic investments by shareholders put time to work for them through the strength of compounding.

      As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A description of the Fund's Plan begins on page 38. Below is a short summary of how the Plan works.

Plan Summary

      If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

      The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

      If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Purchasing Agent will buy common stock for your account in the open market or on the New York Stock Exchange.

      If the Purchasing Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Purchasing Agent will attempt to cancel any remaining orders and the Fund will issue the remaining dividend or distribution in shares at the greater of Fund's NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

      To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2002 (unaudited)

   Face
  Amount+            Rating(a)                    Security                                Value
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 92.5%
--------------------------------------------------------------------------------------------------
Aerospace/Defense -- 1.2%
                           BE Aerospace, Inc., Sr. Sub. Notes, Series B:
      830,000        B       8.000% due 3/1/08.....................................   $    726,250
      480,000        B       8.875% due 5/1/11.....................................        427,200
      975,000        B-    Dunlop Standard Aerospace Holdings PLC,
                             Sr. Notes, 11.875% due 5/15/09........................      1,018,875
    1,040,000        CCC+  Hexcel Corp., Sr. Sub. Notes,
                             9.750% due 1/15/09....................................        733,200
      315,000        NR    TransDigm Inc., Sr. Sub. Notes,
                             10.375% due 12/1/08 (b)...............................        322,875
--------------------------------------------------------------------------------------------------
                                                                                         3,228,400
--------------------------------------------------------------------------------------------------
Airlines -- 2.0%
    1,050,000        B     Air Canada, Sr. Notes, 10.250% due 3/15/11..............        677,250
    6,296,588        CCC   Airplanes Pass-Through Trust, Corporate
                             Asset-Backed Securities, Series 1, Class D,
                             10.875% due 3/15/09...................................        314,829
                           Continental Airlines, Inc., Pass-Through Certificates:
      940,000        BBB-    Series 1999-2, Class C-2, 7.434% due 3/15/06..........        800,067
      401,973        BBB-    Series 2000-2, Class C, 8.312% due 4/2/12.............        306,449
    1,435,000        BB      Series 2001-2, Class D, 7.568% due 12/1/06............      1,205,906
                           United Air Lines, Inc., Pass-Through Certificates:
                             Class B:
      581,503        BB-       Series 2000-1, 8.030% due 1/1/13....................        349,608
    1,443,359        BB        Series 2000-2, 7.811% due 4/1/11....................        879,720
      275,000        BB+       Series 2001-1, 6.932% due 9/1/11....................        165,636
      630,000        B+      Series 2001-1, Class C, 6.831% due 9/1/08.............        382,225
      562,040        BBB+  US Airways, Pass-Through Certificates, Series 99-1,
                             8.360% due 7/20/20 (c)................................        449,599
--------------------------------------------------------------------------------------------------
                                                                                         5,531,289
--------------------------------------------------------------------------------------------------
Automotive -- 1.2%
                           Collins & Aikman Products Co.:
      930,000        B       Guaranteed Sr. Notes, 10.750% due 12/31/11............        920,700
      140,000        B       Guaranteed Sr. Sub. Notes,
                               11.500% due 4/15/06.................................        132,650
                           Dana Corp.:
    1,160,000        BB      Notes, 6.500% due 3/1/09..............................        991,800
      525,000        BB      Sr. Notes, 10.125% due 3/15/10 (b)....................        525,000


6                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2002 (unaudited) (continued)

   Face
  Amount+            Rating(a)                    Security                                Value
--------------------------------------------------------------------------------------------------
Automotive -- 1.2% (continued)
      245,000        B-    Eagle-Picher Industries, Inc., Guaranteed Sr. Sub.
                             Notes, 9.375% due 3/1/08..............................   $    192,325
      530,000        B     Metaldyne Corp., Guaranteed Sr. Sub. Notes,
                             11.000% due 6/15/12 (b)...............................        467,725
--------------------------------------------------------------------------------------------------
                                                                                         3,230,200
--------------------------------------------------------------------------------------------------
Broadcasting -- 2.6%
    2,182,000        B-    Emmis Communications Corp., Sr. Discount Notes,
                             step bond to yield 12.511% due 3/15/11................      1,571,040
    1,890,000        B-    LIN Holdings Corp., Sr. Discount Notes,
                             step bond to yield 13.582% due 3/1/08.................      1,823,850
                           Paxson Communications Corp.:
      880,000        B-      Guaranteed Sr. Sub. Notes,
                               10.750% due 7/15/08.................................        752,400
      825,000        B-      Sr. Sub. Discount Notes, step bond to yield
                               12.309% due 1/15/09.................................        391,875
      895,000        B     Sinclair Broadcast Group Inc., Guaranteed
                             Sr. Sub. Notes, 8.750% due 12/15/11 ..................        915,138
      515,000        B-    Spanish Broadcasting System Inc., Guaranteed
                             Sr. Sub. Notes, 9.625% due 11/1/09 ...................        524,013
                           Young Broadcasting Inc.:
      790,000        B       Guaranteed Sr. Notes, 8.500% due 12/15/08.............        793,950
      475,000        B-      Guaranteed Sr. Sub. Notes,
                               10.000% due 3/1/11..................................        437,000
--------------------------------------------------------------------------------------------------
                                                                                         7,209,266
--------------------------------------------------------------------------------------------------
Building/Construction -- 3.7%
      340,000        B     Amatek Industries Ltd., Sr. Sub. Notes,
                             12.000% due 2/15/08 ..................................        341,275
      265,000        B     Associated Materials Inc., Sr. Sub. Notes,
                             9.750% due 4/15/12 (b)................................        270,631
    1,050,000        B-    Atrium Cos., Inc., Guaranteed Sr. Sub. Notes,
                             Series B, 10.500% due 5/1/09..........................      1,023,750
      525,000        BB    Beazer Homes USA, Inc., Guaranteed Sr. Notes,
                             8.625% due 5/15/11....................................        531,562
                           D.R. Horton, Inc.:
      685,000        BB      Guaranteed Sr. Notes, 8.000% due 2/1/09...............        681,575
      545,000        B+      Sr. Sub. Notes, 9.375% due 3/15/11....................        531,375
      815,000        BB-   KB HOME, Sr. Sub. Notes, 9.500% due 2/15/11.............        829,263


                       See Notes to Financial Statements.                      7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2002 (unaudited) (continued)

   Face
  Amount+            Rating(a)                    Security                                Value
--------------------------------------------------------------------------------------------------
Building/Construction -- 3.7% (continued)
      895,000        BB+   Lennar Corp., Guaranteed Sr. Notes, Series B,
                             9.950% due 5/1/10 ....................................   $    957,650
      610,000        B     Meritage Corp., Guaranteed Sr. Notes,
                             9.750% due 6/1/11.....................................        613,050
    1,315,000        B-    Nortek, Inc., Sr. Sub. Notes, 9.875% due 6/15/11........      1,295,275
      530,000        CCC+  Oglebay Norton Co., Sr. Sub. Notes,
                             10.000% due 2/1/09 ...................................        389,550
      490,000        BB+   The Ryland Group, Inc., Sr. Notes,
                             9.750% due 9/1/10 ....................................        516,950
    1,035,000        B+    Schuler Homes, Inc., Guaranteed Sr. Sub. Notes,
                             10.500% due 7/15/11...................................      1,045,350
                           Standard Pacific Corp.:
      685,000        BB      Sr. Notes, 8.500% due 4/1/09..........................        674,725
      525,000        Ba3*    Sr. Sub. Notes, 9.250% due 4/15/12....................        506,625
--------------------------------------------------------------------------------------------------
                                                                                        10,208,606
--------------------------------------------------------------------------------------------------
Business Services -- 2.4%
    1,805,000        BBB-  Avis Group Holdings Inc., Guaranteed Sr. Sub.
                             Notes, 11.000% due 5/1/09.............................      1,904,275
      400,000        CCC   Imax Corp., Sr. Notes, 7.875% due 12/1/05...............        298,000
      545,000        B+    Integrated Electrical Services, Inc., Guaranteed
                             Notes, Series B, 9.375% due 2/1/09 ...................        500,037
    2,005,000        CCC+  Outsourcing Solutions Inc., Sr. Sub. Notes,
                             11.000% due 11/1/06 ..................................      1,664,150
      630,000        B     Penhall International Corp., Guaranteed
                             Sr. Notes, 12.000% due 8/1/06.........................        481,950
    1,145,000        B+    Spherion Corp., Sub. Notes,
                             4.500% due 6/1/05 (d).................................        956,075
    1,030,000        B     Williams Scotsman, Inc., Guaranteed Sr. Notes,
                             9.875% due 6/1/07.....................................        890,950
--------------------------------------------------------------------------------------------------
                                                                                         6,695,437
--------------------------------------------------------------------------------------------------
Cable -- 7.8%
    1,640,000        Ca*   Century Communications Corp., Sr. Discount
                             Notes, zero coupon due 1/15/08 (c)....................        262,400
                           Charter Communications Holdings, LLC:
                             Sr. Discount Notes:
    6,255,000        B-        Step bond to yield 13.999% due 1/15/10..............      2,658,375
    1,650,000        B-        Step bond to yield 13.334% due 1/15/11..............        635,250
    1,325,000        B-        Step bond to yield 11.757% due 5/15/11..............        503,500


8                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2002 (unaudited) (continued)

   Face
  Amount+            Rating(a)                    Security                                Value
--------------------------------------------------------------------------------------------------
Cable -- 7.8% (continued)
                             Sr. Notes:
    1,450,000        B2*       10.750% due 10/1/09.................................   $  1,022,250
      925,000        B2*       11.125% due 1/15/11.................................        652,125
                           CSC Holdings, Inc.:
    1,475,000        BB+     Sr. Debentures, 7.625% due 7/15/18....................      1,121,000
                             Sr. Notes:
      625,000        BB+       7.875% due 12/15/07.................................        531,250
                               Series B:
      725,000        BB+         8.125% due 7/15/09................................        616,250
      420,000        BB+         7.625% due 4/1/11.................................        352,800
                             Sr. Sub. Debentures:
    2,345,000        BB-       10.500% due 5/15/16.................................      1,770,475
      575,000        BB-       9.875% due 4/1/23...................................        399,625
    2,105,000        B1*   EchoStar Broadband Corp., Sr. Notes,
                             10.375% due 10/1/07...................................      2,157,625
                           EchoStar DBS Corp., Sr. Notes:
    1,835,000        B+      9.125% due 1/15/09 (b)................................      1,798,300
    1,695,000        B+      9.375% due 2/1/09 ....................................      1,695,000
    1,585,000        B-    Insight Communications Co., Inc., Sr. Discount
                             Notes, step bond to yield
                             14.616% due 2/15/11...................................        538,900
      225,000(EUR)   CCC+  ONO Finance PLC, Sr. Notes,
                             14.000% due 7/15/10 ..................................         41,958
                           Pegasus Communications Corp.:
      525,000        CCC+    Sr. Discount Notes, step bond to yield
                               17.856% due 3/1/07..................................        145,688
                             Sr. Notes, Series B:
      105,000        CCC+      9.625% due 10/15/05.................................         50,138
      425,000        CCC+      9.750% due 12/1/06..................................        202,938
    2,710,000        Ba1*  Rogers Cablesystems Ltd., Guaranteed Sr. Sub.
                             Debentures, 11.000% due 12/1/15.......................      2,655,800
      865,000(GBP)   C     Telewest Communications PLC, Sr. Notes,
                             5.250% due 2/19/07 (b)................................        241,294
    1,550,000        BBB+  Time Warner Inc., Guaranteed Debentures,
                             6.625% due 5/15/29....................................      1,185,093
--------------------------------------------------------------------------------------------------
                                                                                        21,238,034
--------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                      9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2002 (unaudited) (continued)

   Face
  Amount+            Rating(a)                    Security                                Value
--------------------------------------------------------------------------------------------------
Chemicals -- 5.1%
      615,000        B+    Airgas, Inc., Guaranteed Sr. Sub. Notes,
                             9.125% due 10/1/11 (b)................................   $    654,975
    1,035,000        B-    Avecia Group PLC, Guaranteed Sr. Notes,
                             11.000% due 7/1/09....................................      1,014,300
                           Huntsman ICI Holdings LLC:
   11,690,000        B-      Sr. Discount Notes, zero coupon due 12/31/09..........      2,747,150
      525,000        B       Sr. Notes, 9.875% due 3/1/09 (b)......................        540,750
    1,055,000        BB    IMC Global Inc., Guaranteed, Sr. Notes,
                             Series B, 11.250% due 6/1/11..........................      1,144,675
                           ISP Holdings Inc.:
    1,055,000        BB-     Guaranteed Sr. Sub. Notes,
                               10.250% due 7/1/11..................................      1,060,275
    1,035,000        B+      Sr. Secured Notes, Series B,
                               10.625% due 12/15/09................................        895,275
    1,050,000        BB    Lyondell Chemical Co., Sr. Secured Notes,
                             11.125% due 7/15/12 ..................................      1,086,750
    1,545,000(EUR)   B+    Messer Grieshiem Holdings AG, Sr. Notes,
                             10.375% due 6/1/11 ...................................      1,549,978
      420,000        BBB-  Methanex Corp., Sr. Notes,
                             8.750% due 8/15/12 ...................................        432,600
      620,000        B+    OM Group, Inc., Guaranteed, Sr. Sub. Notes,
                             9.250% due 12/15/11...................................        623,100
                           Terra Industries Inc.:
      105,000        BB-     Guaranteed Sr. Secured Notes,
                               12.875% due 10/15/08 ...............................        104,475
    1,440,000        B       Sr. Notes, 10.500% due 6/15/05........................      1,159,200
    1,160,000        B     Texas Petrochemical Corp., Sr. Sub. Notes,
                             11.125% due 7/1/06 ...................................        841,000
--------------------------------------------------------------------------------------------------
                                                                                        13,854,503
--------------------------------------------------------------------------------------------------
Commercial Printing/Forms -- 0.2%
      730,000        BB-   Mail-Well, Inc., Guaranteed Sr. Notes,
                             9.625% due 3/15/12 (b)................................        507,350
--------------------------------------------------------------------------------------------------
Consumer Products and Services -- 2.7%
      105,000        B-    Doane Pet Care Co., Sr. Sub. Notes,
                             9.750% due 5/15/07....................................         88,725
      530,000        B     Herbalife International, Inc., Sr. Sub. Notes,
                             11.750% due 7/15/10 (b)...............................        527,350
      325,000        CCC+  Home Interiors & Gifts, Inc., Guaranteed
                             Sr. Sub. Notes, 10.125% due 6/1/08....................        305,094


10                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2002 (unaudited) (continued)

   Face
  Amount+            Rating(a)                    Security                                Value
--------------------------------------------------------------------------------------------------
Consumer Products and Services -- 2.7% (continued)
      850,000        CCC   Remington Product Co., LLC, Sr. Sub. Notes,
                             Series D, 11.000% due 5/15/06.........................   $    650,650
                           Salton, Inc.:
      115,000        B       Guaranteed Sr. Sub. Notes,
                               10.750% due 12/15/05................................        115,575
      875,000        B       Sr. Sub. Notes, 12.250% due 4/15/08...................        896,875
    2,035,000        B+    SC International Services, Inc., Guaranteed
                             Sr. Sub. Notes, Series B, 9.250% due 9/1/07...........      1,455,025
                           Service Corp. International:
      740,000        BB-     Debentures, 7.875% due 2/1/13 ........................        595,700
                             Notes:
      820,000        BB-       6.875% due 10/1/07..................................        697,000
    1,030,000        BB-       6.500% due 3/15/08..................................        862,625
    1,135,000        B+    Stewart Enterprises, Inc., Guaranteed Sr. Sub.
                             Notes, 10.750% due 7/1/08.............................      1,222,963
--------------------------------------------------------------------------------------------------
                                                                                         7,417,582
--------------------------------------------------------------------------------------------------
Consumer Sundries -- 0.8%
                           American Greetings Corp.:
      740,000        BBB-    Notes, 6.100% due 8/1/28..............................        666,925
      475,000        BB+     Sr. Sub. Notes, 11.750% due 7/15/08...................        517,750
      375,000        B-    Packaged Ice, Inc., Guaranteed Sr. Notes,
                             Series B, 9.750% due 2/1/05...........................        316,875
      840,000        BB    Sola International Inc., Notes,
                             6.875% due 3/15/08 ...................................        749,421
--------------------------------------------------------------------------------------------------
                                                                                         2,250,971
--------------------------------------------------------------------------------------------------
Drugstore Chains -- 0.4%
                           Rite Aid Corp.:
    1,105,000        B-      Notes, 7.125% due 1/15/07.............................        745,875
      530,000        B-      Sr. Notes, 7.625% due 4/15/05.........................        389,550
--------------------------------------------------------------------------------------------------
                                                                                         1,135,425
--------------------------------------------------------------------------------------------------
Energy -- 7.2%
    1,100,000        BB    Compagnie Generale de Geophysique S.A.,
                             Sr. Notes, 10.625% due 11/15/07.......................      1,050,500
      315,000        B     Denbury Management, Inc., Guaranteed Sr. Sub.
                             Notes, 9.000% due 3/1/08 .............................        312,637
      845,000        BB-   El Paso Energy Partners L.P., Guaranteed
                             Sr. Sub. Notes, 8.500% due 6/1/11 (b).................        836,550


                       See Notes to Financial Statements.                     11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2002 (unaudited) (continued)

   Face
  Amount+            Rating(a)                    Security                                Value
--------------------------------------------------------------------------------------------------
Energy -- 7.2% (continued)
    2,245,000        B+    Forest Oil Corp., Guaranteed Sr. Sub. Notes,
                             10.500% due 1/15/06...................................   $  2,379,700
      750,000        B     Houston Exploration Co., Sr. Sub. Notes, Series B,
                             8.625% due 1/1/08.....................................        770,625
    1,025,000        BB-   Leviathan Gas Pipeline Partners L.P.,
                             Guaranteed Sr. Sub. Notes,
                             10.375% due 6/1/09 ...................................      1,050,625
    1,070,000        BB    Luscar Coal Ltd., Sr. Notes,
                             9.750% due 10/15/11 ..................................      1,150,250
      525,000        B+    Magnum Hunter Resources, Inc., Sr. Notes,
                             9.600% due 3/15/12 (b)................................        538,125
    1,855,000        Ba2*  Mission Energy Holding Co., Sr. Secured Notes,
                             13.500% due 7/15/08 ..................................        788,375
      310,000        B-    Mission Resources Corp., Guaranteed Sr. Sub.
                             Notes, Series C, 10.875% due 4/1/07...................        224,750
      840,000        B+    Nuevo Energy Co., Sr. Sub. Notes, Series B,
                             9.500% due 6/1/08 ....................................        852,600
      520,000        BB+   Ocean Energy, Inc., Guaranteed Sr. Sub. Notes,
                             Series B, 8.375% due 7/1/08...........................        548,600
      235,000        B-    Parker Drilling Co., Sub. Notes,
                             5.500% due 8/1/04 (d).................................        206,800
      835,000        BB+   Pennzoil-Quaker State Co., Guaranteed Sr. Notes,
                             10.000% due 11/1/08...................................        991,629
      525,000        B     Plains Exploration & Production Co., Sr. Sub.
                             Notes, 8.750% due 7/1/12 (b) .........................        523,688
                           Pogo Producing Co., Sr. Sub. Notes, Series B:
      205,000        BB      10.375% due 2/15/09...................................        220,888
      310,000        BB      8.250% due 4/15/11 ...................................        318,525
    1,140,000        BB    Pride International, Inc., Sr. Notes,
                             10.000% due 6/1/09 ...................................      1,225,500
    1,030,000        CCC   RAM Energy, Inc., Sr. Notes,
                             11.500% due 2/15/08 ..................................        530,450
      720,000        B-    Range Resources Corp., Guaranteed Sr. Sub.
                             Notes, 8.750% due 1/15/07.............................        709,200
    1,425,000        B+    Stone Energy Corp., Guaranteed Sr. Sub.
                             Notes, 8.750% due 9/15/07.............................      1,474,875
      520,000        BB-   Superior Energy Services, Inc., Guaranteed
                             Sr. Notes, 8.875% due 5/15/11.........................        509,600
      420,000        B     Swift Energy Co., Sr. Sub. Notes,
                             9.375% due 5/1/12 ....................................        401,100


12                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2002 (unaudited) (continued)

   Face
  Amount+            Rating(a)                    Security                                Value
--------------------------------------------------------------------------------------------------
Energy -- 7.2% (continued)
      735,000        B+    Tesoro Petroleum Corp., Sr. Sub. Notes,
                             9.625% due 4/1/12 (b).................................   $    543,900
      315,000        B     Trico Marine Services, Inc., Sr. Notes,
                             8.875% due 5/15/12 (b)................................        289,800
                           Vintage Petroleum, Inc.:
      725,000        BB-     Sr. Notes, 8.250% due 5/1/12..........................        728,625
      415,000        B1*     Sr. Sub. Notes, 9.750% due 6/30/09....................        417,075
--------------------------------------------------------------------------------------------------
                                                                                        19,594,992
--------------------------------------------------------------------------------------------------
Entertainment -- 3.4%
                           AMC Entertainment Inc., Sr. Sub. Notes:
    1,605,000        CCC+    9.500% due 3/15/09 ...................................      1,496,662
      715,000        CCC+    9.500% due 2/1/11 ....................................        663,162
    3,610,000        B+    Intrawest Corp., Sr. Notes, 10.500% due 2/1/10..........      3,754,400
      345,000        BB+   Royal Caribbean Cruises Ltd., Sr. Notes,
                             8.750% due 2/2/11 ....................................        307,572
    3,695,000        B     Six Flags, Inc., Sr. Discount Notes,
                             step bond to yield 14.310% due 4/1/08.................      3,223,887
--------------------------------------------------------------------------------------------------
                                                                                         9,445,683
--------------------------------------------------------------------------------------------------
Environmental Services -- 1.4%
                           Allied Waste Corp.:
      840,000        BB-     Guaranteed Sr. Notes, Series B,
                               7.875% due 1/1/09...................................        823,200
                             Sr. Sub. Notes:
    1,555,000        BB-       8.500% due 12/1/08 .................................      1,555,000
    1,425,000        B+        10.000% due 8/1/09 .................................      1,410,750
--------------------------------------------------------------------------------------------------
                                                                                         3,788,950
--------------------------------------------------------------------------------------------------
Financial Conglomerates -- 0.8%
    7,307,000        NR    The FINOVA Group Inc., Notes,
                             7.500% due 11/15/09 ..................................      2,283,437
--------------------------------------------------------------------------------------------------
Food and Beverage -- 2.0%
      315,000        B-    Agrilink Foods, Inc., Guaranteed Sr. Sub. Notes,
                             11.875% due 11/1/08...................................        329,962
                           Aurora Foods Inc., Sr. Sub. Notes, Series B:
    2,175,000        CCC     9.875% due 2/15/07 ...................................      1,359,375
      860,000        CCC     8.750% due 7/1/08 ....................................        505,250
      530,000        B+    Cott Beverages Inc., Guaranteed Sr. Sub. Notes,
                             8.000% due 12/15/11...................................        541,925


                       See Notes to Financial Statements.                     13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2002 (unaudited) (continued)

   Face
  Amount+            Rating(a)                    Security                                Value
--------------------------------------------------------------------------------------------------
Food and Beverage -- 2.0% (continued)
      600,000        BB-   Dean Foods Co., Sr. Notes,
                             6.900% due 10/15/17...................................   $    532,417
      525,000        BB    Land O' Lakes, Inc., Sr. Notes,
                             8.750% due 11/15/11 ..................................        338,625
      990,000        B2*   Michael Foods, Inc., Sr. Sub. Notes, Series B,
                             11.750% due 4/1/11 ...................................      1,089,000
      425,000        Caa1* Mrs. Field's Original Cookies, Inc., Guaranteed
                             Sr. Notes, Series B, 10.125% due 12/1/04 .............        274,125
      590,000        BBB   Tyson Foods Inc., Notes, 7.000% due 1/15/28.............        587,501
--------------------------------------------------------------------------------------------------
                                                                                         5,558,180
--------------------------------------------------------------------------------------------------
Gaming -- 3.6%
      820,000        B-    Alliance Gaming Corp., Guaranteed Sr. Sub.
                             Notes, Series B, 10.000% due 8/1/07...................        856,900
      525,000        B     Ameristar Casinos, Inc., Guaranteed Sr. Sub.
                             Notes, 10.750% due 2/15/09............................        570,937
      585,000        B+    Kerner International Ltd., Guaranteed Sr. Sub.
                             Notes, 8.625% due 12/15/07............................        607,669
                           Mandalay Resort Group:
      415,000        BB-     Sr. Sub. Debentures, 7.625% due 7/15/13...............        385,950
    1,040,000        BB-     Sr. Sub. Notes, Series B, 10.250% due 8/1/07..........      1,128,400
                           MGM MIRAGE, Guaranteed Sr. Sub. Notes:
      525,000        BB+     9.750% due 6/1/07.....................................        569,625
    1,285,000        BB+     8.375% due 2/1/11.....................................      1,336,400
    1,530,000        BB+   Park Place Entertainment Corp., Sr. Sub. Notes,
                             8.125% due 5/15/11 ...................................      1,562,513
    1,075,000        B+    Station Casinos, Inc., Sr. Sub. Notes,
                             8.875% due 12/1/08 ...................................      1,109,938
    1,830,000        B-    Venetian Casino Resort LLC,  Second Mortgage
                             Notes, 11.000% due 6/15/10 (b)........................      1,846,013
--------------------------------------------------------------------------------------------------
                                                                                         9,974,345
--------------------------------------------------------------------------------------------------
Healthcare -- 2.0%
                           Alaris Medical Systems Inc.:
    1,405,000        B-      Guaranteed Sr. Sub. Notes,
                               9.750% due 12/1/06..................................      1,355,825
      315,000        B+      Sr. Secured Notes, Series B,
                               11.625% due 12/1/06.................................        340,200
      315,000        B2*   Extendicare Health Services, Inc., Sr. Notes,
                             9.500% due 7/1/10 (b).................................        315,000


14                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2002 (unaudited) (continued)

   Face
  Amount+            Rating(a)                    Security                                Value
--------------------------------------------------------------------------------------------------
Healthcare -- 2.0% (continued)
    1,040,000        CCC+  Hanger Orthopedic Group, Inc., Sr. Sub. Notes,
                             11.250% due 6/15/09...................................   $  1,066,000
    1,160,000        Caa1* Magellan Health Services, Inc., Sr. Sub. Notes,
                             9.000% due 2/15/08 ...................................        342,200
    1,185,000        B     Per-Se Technologies, Inc., Guaranteed Sr. Notes,
                             Series B, 9.500% due 2/15/05..........................      1,131,675
    1,045,000        B-    Universal Hospital Services Inc., Sr. Notes,
                             10.250% due 3/1/08 ...................................        999,281
--------------------------------------------------------------------------------------------------
                                                                                         5,550,181
--------------------------------------------------------------------------------------------------
Home Furnishing -- 0.2%
      130,000        B-    Sealy Mattress Co., Guaranteed Sr. Discount
                             Notes, Series B, step bond to yield
                             10.259% due 12/15/07..................................        105,950
    1,060,000        CCC+  WestPoint Stevens Inc., Sr. Notes,
                             7.875% due 6/15/08 ...................................        503,500
--------------------------------------------------------------------------------------------------
                                                                                           609,450
--------------------------------------------------------------------------------------------------
Hotels -- 0.7%
      935,000        B     Courtyard by Marriott II, Sr. Notes, Series B,
                             10.750% due 2/1/08 ...................................        950,194
      890,000        BBB-  Hilton Hotels Corp., Sr. Notes,
                             7.950% due 4/15/07 ...................................        907,854
--------------------------------------------------------------------------------------------------
                                                                                         1,858,048
--------------------------------------------------------------------------------------------------
Insurance - Specialty -- 0.3%
    1,015,000        Ba1*  Markel Capital Trust I, Guaranteed Capital
                             Securities, Series B, 8.710% due 1/1/46 ..............        884,237
--------------------------------------------------------------------------------------------------
Lodging -- 1.5%
      420,000        B+    AKI, Inc., Sr. Notes, 10.500% due 7/1/08................        409,500
    1,115,000        BB-   HMH Properties, Inc., Guaranteed Sr. Secured
                             Notes, Series A, 7.875% due 8/1/05 ...................      1,098,275
    1,760,000        BB-   Host Marriott, L.P., Sr. Notes,
                             9.500% due 1/15/07....................................      1,797,400
      845,000        B-    Revlon Consumer Products Corp., Guaranteed
                             Sr. Secured Notes, 12.000% due 12/1/05 ...............        786,250
--------------------------------------------------------------------------------------------------
                                                                                         4,091,425
--------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2002 (unaudited) (continued)

   Face
  Amount+            Rating(a)                    Security                                Value
--------------------------------------------------------------------------------------------------
Manufacturing -- 4.3%
      210,000        B+    American Axle & Manufacturing Inc., Guaranteed
                             Sr. Sub. Notes, 9.750% due 3/1/09 ....................   $    225,750
      745,000        CCC+  Aqua-Chem, Inc., Sr. Sub. Notes,
                             11.250% due 7/1/08 ...................................        596,000
      105,000        B-    Argo-Tech Corp., Guaranteed Sr. Sub. Notes,
                             8.625% due 10/1/07....................................         89,775
      415,000        Ba1*  Arvin Capital Trust I, Guaranteed Capital
                             Securities, 9.500% due 2/1/27.........................        408,858
    1,020,000        BBB   Cooper Tire & Rubber Co., Notes,
                             7.625% due 3/15/27 ...................................      1,008,815
      560,000        B     Flowserve Corp., Guaranteed Sr. Sub. Notes,
                             12.250% due 8/15/10...................................        613,200
                           Foamex L.P., Guaranteed:
      525,000        B       Sr. Secured Notes, 10.750% due 4/1/09 (b).............        485,625
      530,000        B-      Sr. Sub. Notes, 9.875% due 6/15/07....................        416,050
    3,350,000        BBB+  Ford Motor Co., Notes, 7.450% due 7/16/31...............      2,923,495
      105,000        Caa3* LDM Technologies, Inc., Guaranteed Sr. Sub.
                             Notes, Series B, 10.750% due 1/15/07..................         83,475
    1,990,000        B+    Louisiana-Pacific Corp., Sr. Sub. Notes,
                             10.875% due 11/15/08 .................................      2,101,938
    1,615,000        CCC+  Park-Ohio Industries, Inc., Sr. Sub. Notes,
                             9.250% due 12/1/07....................................      1,130,500
       25,000        B-    Prestolite Electric Inc., Guaranteed Sr. Notes,
                             9.625% due 2/1/08.....................................         17,625
      530,000        B     Stanadyne Automotive Corp., Guaranteed
                             Sr. Sub. Notes, Series B,
                             10.250% due 12/15/07..................................        426,650
      730,000        B     UCAR Finance Inc., Guaranteed Sr. Notes,
                             10.250% due 2/15/12...................................        737,300
      340,000        CCC-  Venture Holdings LLC, Sr. Notes, Series B,
                             9.500% due 7/1/05 ....................................        189,550
      425,000        BB-   Wolverine Tube, Inc., Guaranteed Sr. Notes,
                             10.500% due 4/1/09 (b)................................        405,875
--------------------------------------------------------------------------------------------------
                                                                                        11,860,481
--------------------------------------------------------------------------------------------------
Medical/Nursing Serivces -- 0.5%
    1,515,000        B     DaVita, Inc., Sub. Notes,
                             7.000% due 5/15/09 (d)................................      1,460,081
--------------------------------------------------------------------------------------------------


16                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2002 (unaudited) (continued)

   Face
  Amount+            Rating(a)                    Security                                Value
--------------------------------------------------------------------------------------------------
Medical Distributors -- 0.1%
      295,000        B     PSS World Medical, Inc., Guaranteed Sr. Sub.
                             Notes, 8.500% due 10/1/07.............................   $    292,050
--------------------------------------------------------------------------------------------------
Multi-Industry -- 0.2%
      685,000        BBB-  Tyco International Ltd., Notes,
                             6.375% due 10/15/11 ..................................        566,229
--------------------------------------------------------------------------------------------------
Other Metals/Minerals -- 0.4%
    1,030,000        BBB-  Phelps Dodge Corp., Sr. Notes,
                             8.750% due 6/1/11 ....................................      1,069,504
--------------------------------------------------------------------------------------------------
Packaging/Containers -- 3.9%
    2,060,000        BB    Owens-Brockway Glass Container Inc.,
                             Guaranteed Sr. Secured Notes,
                             8.875% due 2/15/09....................................      2,126,950
    1,955,000        B+    Owens-Illinois, Inc., Sr. Notes,
                             7.150% due 5/15/05....................................      1,808,375
      150,000        B-    Pliant Corp., Guaranteed Sr. Sub. Notes,
                             13.000% due 6/1/10....................................        151,500
      195,000        B+    Sea Containers Ltd., Sr. Sub. Debentures,
                             Series A, 12.500% due 12/1/04 ........................        188,175
      935,000        BBB   Sealed Air Corp., Notes, 6.950% due 5/15/09.............        734,791
    3,565,000        B     Surfit-Stone Container Corp., Guaranteed
                             Sr. Notes, 11.500% due 8/15/06 (b)....................      3,792,269
    1,075,000        B-    Sweetheart Cup Co., Inc., Sr. Sub. Notes,
                             10.500% due 9/1/03  ..................................        962,125
      835,000        B-    Tekni-Plex, Inc., Guaranteed Sr. Sub. Notes,
                             Series B, 12.750% due 6/15/10.........................        835,000
--------------------------------------------------------------------------------------------------
                                                                                        10,599,185
--------------------------------------------------------------------------------------------------
Paper/Forestry Products -- 1.9%
    1,040,000        BBB   Bowater Canada Finance Corp., Guaranteed
                             Notes, 7.950% due 11/15/11............................      1,042,491
                           Buckeye Technologies Inc., Sr. Sub. Notes:
      525,000        B+      9.250% due 9/15/08 ...................................        454,125
    1,745,000        B+      8.000% due 10/15/10 ..................................      1,422,175
    2,045,000        BBB-  Georgia-Pacific Corp., Notes,
                             7.500% due 5/15/06 ...................................      1,913,875
      315,000        B+    Millar Western Forest Products Ltd., Sr. Notes,
                             9.875% due 5/15/08 ...................................        294,525
--------------------------------------------------------------------------------------------------
                                                                                         5,127,191
--------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2002 (unaudited) (continued)

   Face
  Amount+            Rating(a)                    Security                                Value
--------------------------------------------------------------------------------------------------
Printing/Publishing -- 2.6%
      530,000        B+    Garden State Newspapers, Inc., Sr. Sub. Notes,
                             Series B, 8.750% due 10/1/09..........................   $    516,750
                           Hollinger International Publishing, Inc.,
                             Guaranteed Sr. Sub. Notes:
      775,000        B         9.250% due 2/1/06...................................        790,500
    1,245,000        B         9.250% due 3/15/07..................................      1,282,350
    2,066,444        B     Hollinger Participation Trust, Sr. Notes,
                             12.125% due 11/15/10 (b)..............................      1,735,813
    3,105,000        BB-   Quebecor Media Inc., Sr. Notes,
                             11.125% due 7/15/11 (b)...............................      2,608,200
      320,000        B     Von Hoffman Corp., Guaranteed Sr. Notes,
                             10.250% due 3/15/09 (b)...............................        314,000
--------------------------------------------------------------------------------------------------
                                                                                         7,247,613
--------------------------------------------------------------------------------------------------
Property Casualty Insurance -- 0.2%
      630,000        BB+   PXRE Capital Trust I, Guaranteed Capital
                             Trust Pass-Through Securities,
                             8.850% due 2/1/27.....................................        455,921
--------------------------------------------------------------------------------------------------
Recreational Products -- 0.6%
    1,755,000        BB    Hasbro, Inc., Debentures, 6.600% due 7/15/28............      1,346,962
      220,000        B     The Hockey Co. & Sport Maska Inc., Sr. Secured
                             Notes, 11.250% due 4/15/09 (b)........................        207,900
--------------------------------------------------------------------------------------------------
                                                                                         1,554,862
--------------------------------------------------------------------------------------------------
Retail -- 4.5%
      910,000        B     Advance Stores Co., Inc., Guaranteed Sr. Sub.
                             Notes, Series B, 10.250% due 4/15/08..................        952,087
      315,000        B     American Restaurant Group, Inc., Guaranteed
                             Sr. Secured Notes, Series D,
                             11.500% due 11/1/06 ..................................        287,437
      425,000        CCC+  CKE Restaurants, Inc., Guaranteed Sr. Sub.
                             Notes, 9.125% due 5/1/09..............................        386,219
      525,000        CCC   Denny's Corp., Sr. Notes, 11.250% due 1/15/08...........        414,750
      265,000        B-    Friendly Ice Cream Corp., Guaranteed Sr. Notes,
                             10.500% due 12/1/07...................................        256,387
                           The Gap Inc., Notes:
    1,225,000        BB+     5.625% due 5/1/03 ....................................      1,200,728
      315,000        BB+     8.150% due 12/15/05 ..................................        305,800
      150,000        BB+     6.900% due 9/15/07 ...................................        133,664
      650,000        BB+     8.800% due 12/15/08 ..................................        644,370


18                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2002 (unaudited) (continued)

   Face
  Amount+            Rating(a)                    Security                                Value
--------------------------------------------------------------------------------------------------
Retail -- 4.5% (continued)
      895,000        BB    The Great Atlantic & Pacific Tea Co. Inc., Notes,
                             7.750% due 4/15/07....................................   $    783,125
                           Fleming Cos., Inc., Guaranteed:
      425,000        BB-     Sr. Notes, 10.125% due 4/1/08.........................        420,750
      770,000        B+      Sr. Sub. Notes, Series D, 10.625% due 7/31/07.........        689,150
    1,323,000        BBB-  J.C. Penney Co., Inc., Notes,
                             9.000% due 8/1/12 (b).................................      1,279,149
      905,000        Caa1* J. Crew Group Inc., Sr. Sub. Notes,
                             10.375% due 10/15/07..................................        773,775
      840,000        B-    Jo-Ann Stores, Inc., Guaranteed Sr. Sub. Notes,
                             10.375% due 5/1/07....................................        866,250
      530,000        BB-   The Pep Boys - Manny, Moe & Jack, Notes,
                             6.710% due 11/3/04 ...................................        519,400
      315,000        B+    Perkins Family Restaurants, L.P., Sr. Notes,
                             Series B, 10.125% due 12/15/07........................        305,550
      350,000        B-    Petro Stopping Center L.P., Sr. Notes,
                             10.500% due 2/1/07....................................        334,250
    1,172,000        BB    Saks Inc., Guaranteed Notes,
                             9.875% due 10/1/11 ...................................      1,130,980
      785,000        B+    Sbarro, Inc., Guaranteed Sr. Notes,
                             11.000% due 9/15/09 ..................................        773,225
--------------------------------------------------------------------------------------------------
                                                                                        12,457,046
--------------------------------------------------------------------------------------------------
Savings Banks -- 1.8%
      430,000        CC    Bay View Capital Corp., Sub. Notes,
                             9.125% due 8/15/07....................................        440,750
    3,200,000        CCC-  Ocwen Capital Trust I, Guaranteed Capital
                             Securities, 10.875% due 8/1/27........................      2,480,000
    1,630,000        B1*   Ocwen Financial Corp., Notes,
                             11.875% due 10/1/03 ..................................      1,621,850
      475,000        BB-   WFS Financial Inc., Sub. Debentures,
                             9.625% due 5/15/12 ...................................        453,625
--------------------------------------------------------------------------------------------------
                                                                                         4,996,225
--------------------------------------------------------------------------------------------------
Services - Health Industry -- 0.1%
      200,000        B+    US Oncology, Inc., Guaranteed Sr. Sub. Notes,
                             9.625% due 2/1/12.....................................        195,000
--------------------------------------------------------------------------------------------------
Steel -- 0.1%
      530,000        B-    WCI Steel, Inc., Sr. Secured Notes, Series B,
                             10.000% due 12/1/04 ..................................        251,750
--------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2002 (unaudited) (continued)

   Face
  Amount+            Rating(a)                    Security                                Value
--------------------------------------------------------------------------------------------------
Technology -- 2.6%
    1,160,000        CCC+  Amkor Technology, Inc., Sub. Notes,
                             5.000% due 3/15/07 (d)................................   $    346,550
    1,145,000        BBB   Arrow Electronics, Inc., Sr. Debentures,
                             6.875% due 6/1/18 ....................................        925,027
      900,000        B     Cypress Semiconductor Corp., Sub. Notes,
                             3.750% due 7/1/05 (d).................................        721,125
    1,670,000        B     LSI Logic Corp., Sub. Notes, Sr. Notes,
                             4.000% due 2/15/05 (d)................................      1,348,525
    1,700,000        BB-   Nortel Networks Corp., Notes,
                             6.125% due 2/15/06 ...................................        841,500
    1,460,000        B-    TriQuint Semiconductor, Inc., Sub. Notes,
                             4.000% due 3/1/07 (d).................................      1,109,600
      910,000        B     URS Corp., Sr. Sub. Notes, Series B,
                             12.250% due 5/1/09 ...................................        841,750
    1,230,000        B3*   Vitesse Semiconductor Corp., Sub. Debentures,
                             4.000% due 3/15/05 (d)................................        861,000
--------------------------------------------------------------------------------------------------
                                                                                         6,995,077
--------------------------------------------------------------------------------------------------
Telecommunications -- 8.4%
    1,315,000        CCC-  AirGate PCS, Inc., Sr. Sub. Discount Notes,
                             step bond to yield 16.101% due 10/1/09................        322,175
      860,000        CCC   Alamosa Holdings, Inc., Guaranteed
                             Sr. Discount Notes, step bond to yield
                             16.712% due 2/15/10 ..................................        124,700
                           AT&T Corp.:
    3,375,000        BBB+    Notes, 6.500% due 3/15/29.............................      2,675,039
    1,400,000        BBB+    Sr. Notes, 7.300% due 11/15/11........................      1,325,590
                           AT&T Wireless Services, Inc., Sr. Notes:
    2,700,000        BBB     7.875% due 3/1/11 ....................................      2,299,020
    1,750,000        BBB     8.125% due 5/1/12 ....................................      1,499,078
      605,000        Ba2*  Avaya, Inc., Sr. Secured Notes,
                             11.125% due 4/1/09 ...................................        384,175
    1,790,000(EUR)   B+    COLT Telecom Group PLC,
                             2.000% due 4/3/07 ....................................        796,705
                           Crown Castle International Corp.:
      540,000        B       Sr. Discount Notes, step bond to yield
                               10.719% due 5/15/11 ................................        234,900
    1,105,000        B       Sr. Notes, 10.750% due 8/1/11.........................        740,350
      710,000        B3*   Dobson/Sygnet Communications Co., Sr. Notes,
                             12.250% due 12/15/05 .................................        450,850


20                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2002 (unaudited) (continued)

   Face
  Amount+            Rating(a)                    Security                                Value
--------------------------------------------------------------------------------------------------
Telecommunications -- 8.4% (continued)
      940,000        D     GT Group Telecom Inc., Sr. Discount Notes,
                             step bond to yield 16.470% due 2/1/10 (c).............   $      5,875
      535,000        CCC   Horizon PCS, Inc., Guaranteed Sr. Sub.
                             Discount Notes, step bond to yield
                             14.866% due 10/1/10 ..................................         72,225
    1,990,000        NR    Metromedia Fiber Network, Inc., Sr. Secured
                             Notes, 14.000% due 3/15/07 (c)........................        696,500
                           Nextel Communications, Inc.:
    4,425,000        B       Sr. Discount Notes, step bond to yield
                               14.680% due 2/15/08.................................      3,252,375
      875,000        B       Sr. Notes, 9.375% due 11/15/09........................        686,875
      880,000        B3*   Nextel Partners, Inc., Sr. Notes,
                             12.500% due 11/15/09 (b)..............................        541,200
    1,750,000        CCC+  Qwest Capital Funding, Inc., Guaranteed, Notes,
                             6.875% due 7/15/28....................................        848,750
                           Qwest Corp.:
    1,250,000        Ba3*    Debentures, 6.875% due 9/15/33........................        881,250
    2,425,000        B-      Notes, 8.875% due 3/15/12 (b).........................      2,121,875
                           Sprint Capital Corp., Guaranteed Notes:
    1,975,000        BBB-    6.875% due 11/15/28 ..................................      1,417,066
    1,950,000        BBB-    8.750% due 3/15/32 ...................................      1,513,093
--------------------------------------------------------------------------------------------------
                                                                                        22,889,666
--------------------------------------------------------------------------------------------------
Textiles/Apparel -- 1.3%
                           Levi Strauss & Co.:
      365,000        BB-     Notes, 7.000% due 11/1/06.............................        275,575
    1,250,000        BB-     Sr. Notes, 11.625% due 1/15/08........................      1,056,250
      765,000        BBB-  Tommy Hilfiger USA, Inc., Guaranteed Notes,
                             6.500% due 6/1/03.....................................        769,657
      550,000        B-    Tropical Sportswear International Corp.,
                             Guaranteed Sr. Sub. Notes, Series A,
                             11.000% due 6/15/08 ..................................        575,438
      720,000        B-    William Carter Co., Guaranteed, Sr. Sub. Notes,
                             Series B, 10.875% due 8/15/11.........................        793,800
--------------------------------------------------------------------------------------------------
                                                                                         3,470,720
--------------------------------------------------------------------------------------------------
Tobacco -- 0.2%
      647,000        BB    Standard Commercial Tobacco Corp., Inc.,
                             Guaranteed Sr. Notes, 8.875% due 8/1/05 ..............        659,940
--------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2002 (unaudited) (continued)

   Face
  Amount+            Rating(a)                    Security                                Value
--------------------------------------------------------------------------------------------------
Transportation -- 0.2%
      580,000        Baa2* Windsor Petroleum Transport Corp., Notes,
                             7.840% due 1/15/21 (b)................................   $    498,839
--------------------------------------------------------------------------------------------------
Trucks/Construction/Farm Machinery -- 1.3%
      630,000        BB    Case Corp., Notes, 7.250% due 8/1/05....................        561,124
      265,000        BB    Case Credit Corp., Notes, 6.750% due 10/21/07...........        210,293
    1,185,000        CCC+  Columbus McKinnon Corp., Guaranteed Sr. Sub.
                             Notes, 8.500% due 4/1/08 .............................      1,036,875
      665,000(EUR)   B+    The Manitowoc Co., Inc., Sr. Sub. Notes,
                             10.375% due 5/15/11 (b)...............................        668,504
      625,000        Ba1*  Navistar International Corp., Guaranteed Sr. Notes,
                             Series B, 9.375% due 6/1/06 ..........................        590,625
      415,000        B+    NMHG Holding Co., Guaranteed Sr. Notes,
                             10.000% due 5/15/09 (b)...............................        421,225
--------------------------------------------------------------------------------------------------
                                                                                         3,488,646
--------------------------------------------------------------------------------------------------
Utilities -- 4.1%
                           AES Corp.:
    2,080,000        BB-     Sr. Notes, 9.500% due 6/1/09..........................      1,154,400
      680,000        B       Sr. Sub. Notes, 10.250% due 7/15/06...................        227,800
      330,000        BB+   Avista Corp., Sr. Notes, 9.750% due 6/1/08..............        300,898
    2,370,000        B+    Calpine Canada Energy Finance ULC,
                             Guaranteed Sr. Notes, 8.500% due 5/1/08...............      1,315,350
                           Calpine Corp., Sr. Notes:
      525,000        B+      8.750% due 7/15/07....................................        278,250
    3,975,000        B+      8.625% due 8/15/10 ...................................      2,166,375
    1,545,000        BB-   Celestica Inc., Liquid Yield Option Notes,
                             zero coupon due 8/1/20 (d) ...........................        674,006
                           CMS Energy Corp., Sr. Notes:
      675,000        B+      7.625% due 11/15/04 ..................................        560,568
      650,000        B+      9.875% due 10/15/07 ..................................        546,617
    1,055,000        BBB-  Edison Mission Energy, Sr. Notes,
                             10.000% due 8/15/08 ..................................        617,175
    1,895,000        BBB-  Orion Power Holdings, Inc., Sr. Notes,
                             12.000% due 5/1/10 ...................................      1,335,975
    2,400,000        B+    Sanmina - SCI Corp., Sub. Debentures,
                             zero coupon due 9/12/20 (d) ..........................        765,000


22                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2002 (unaudited) (continued)

   Face
  Amount+            Rating(a)                    Security                                Value
--------------------------------------------------------------------------------------------------
Utilities -- 4.1% (continued)
      235,000        BB    Solectron Corp., Liquid Yield Option Notes,
                             zero coupon due 5/8/20 (d) ...........................   $    137,475
    1,240,000        Baa2* Thomas & Betts Corp., Notes,
                             6.625% due 5/7/08 ....................................      1,200,630
--------------------------------------------------------------------------------------------------
                                                                                        11,280,519
--------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS AND NOTES
                           (Cost -- $285,263,279)..................................    253,562,536
==================================================================================================
  Shares                                          Security                                Value
--------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.1%
--------------------------------------------------------------------------------------------------
Food and Beverage -- 0.1%
       38,785              Aurora Foods Inc. (e)...................................         55,463
--------------------------------------------------------------------------------------------------
Telecommunications -- 0.0%
        8,872              Crown Castle International Corp. (e)....................         20,405
        2,169              McLeodUSA Inc. (e)......................................            846
       12,250              WebLink Wireless, Inc., Class A Shares (e)..............            122
--------------------------------------------------------------------------------------------------
                                                                                            21,373
--------------------------------------------------------------------------------------------------
                           TOTAL COMMON STOCK
                           (Cost -- $177,357)......................................         76,836
==================================================================================================
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------------------------
Aerospace/Defense -- 0.0%
        1,050              Northrop Grumman Corp., 7.250%,
                             Equity Security Units.................................        133,665
--------------------------------------------------------------------------------------------------
Telecommunications -- 0.2%
          800              Broadwing Communications Inc., 12.500%,
                             Jr. Exchangeable, Series B ...........................         80,000
       12,000              Crown Castle International Corp., 6.250%,
                             Convertible ..........................................        168,000
        2,925              CSC Holdings Inc., 11.125%, Redeemable
                             Exchangeable, Series M................................        176,231
          703              Dobson Communications Corp., 13.000%,
                             Sr. Exchangeable......................................         15,633
        3,500              Global Crossing Ltd., 6.750%, Cumulative
                             Convertible (f).......................................            175


                       See Notes to Financial Statements.                     23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2002 (unaudited) (continued)

  Shares                                          Security                                Value
--------------------------------------------------------------------------------------------------
Telecommunications -- 0.2% (continued)
        2,600              Motorola, Inc., 7.000%, Equity Security Units...........   $    103,740
        3,055              Viasystems, Inc., Series B..............................             31
--------------------------------------------------------------------------------------------------
                                                                                           543,810
--------------------------------------------------------------------------------------------------
                           TOTAL PREFERRED STOCK
                           (Cost -- $1,903,597)....................................        677,475
==================================================================================================
 Warrants                                         Security                                Value
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
WARRANTS (e) -- 0.0%
--------------------------------------------------------------------------------------------------
Broadcasting -- 0.0%
        8,625              UIH Australia/Pacific Inc., Expire 5/15/06 .............             86
--------------------------------------------------------------------------------------------------
Commercial Printing Forms -- 0.0%
        1,040              Merrill Corp., Expire 5/1/09............................            104
--------------------------------------------------------------------------------------------------
Internet Software/Services -- 0.0%
        1,005              Cybernet Internet Services International Inc.,
                             Expire 7/1/09.........................................              2
        3,630              WAM!NET Inc., Expire 3/1/05.............................             36
--------------------------------------------------------------------------------------------------
                                                                                                38
--------------------------------------------------------------------------------------------------
Packaging/Containers -- 0.0%
          150              Pliant Corp., Expire 6/1/10.............................             62
--------------------------------------------------------------------------------------------------
Telecommunications -- 0.0%
          940              GT Group Telecom Inc., Expire 2/1/10....................          1,410
          695              Horizon PCS Inc., Expire 10/1/10........................             35
        4,125              Iridium World Communications Inc.,
                             Expire 7/15/05........................................             41
          720              IWO Holdings Inc., Expire 1/15/11.......................            270
          750              Jazztel PLC, Expire 7/15/10.............................              0
        4,125              RSL Communications Ltd., Expire 11/15/06................            580
       24,840              WebLink Wireless, Inc., Expire 12/31/03.................            248
--------------------------------------------------------------------------------------------------
                                                                                             2,584
--------------------------------------------------------------------------------------------------
                           TOTAL WARRANTS
                           (Cost -- $703,822) .....................................          2,874
==================================================================================================


24                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2002 (unaudited) (continued)

   Face
  Amount             Rating(a)                    Security                                Value
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.2%
--------------------------------------------------------------------------------------------------
$19,799,000                Merrill Lynch & Co., 1.750% due 9/3/02;
                             Proceeds at maturity -- $19,802,850;
                             (Fully collateralized by Federal Home
                             Loan Bank Notes and Discount Notes,
                             Federal National Mortgage Association
                             Notes and Discount Notes, and Federal
                             Home Loan Mortgage Corp. Notes,
                             0.000% to 6.360% due 9/16/02 to 10/3/16;
                             Market value -- $20,195,052)
                             (Cost -- $19,799,000) ................................   $ 19,799,000
==================================================================================================
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $307,847,055**) ...............................   $274,118,721
==================================================================================================

+     Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)   Security is currently in default.
(d)   Convertible bonds exchangeable for shares of common stock.
(e)   Non-income producing security.
(f)   Security is issued with attached warrants and bonds.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 27 for definitions of ratings.

      Currency abbreviations used in this schedule:

      EUR -- Euro.
      GBP -- British Pound.


                       See Notes to Financial Statements.                     25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF BONDS BY COMBINED RATINGS
--------------------------------------------------------------------------------

August 31, 2002 (unaudited)

--------------------------------------------------------------------------------

                                                              % of
                                                         Total Corporate
     Moody's         and/or      Standard & Poor's       Bonds and Notes
--------------------------------------------------------------------------------
       Baa                            BBB                    13.4%
       Ba                             BB                     26.0
        B                             B                      50.9
       Caa                            CCC                     8.0
       Ca                             CC                      0.3
        C                             C                       0.1
        D                             D                       0.0*
       NR                             NR                      1.3
                                                            -----
                                                            100.0%
                                                            =====
----------
* Percentage represents less than 0.1%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOND RATINGS (UNAUDITED)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard &Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance,
CCC,      as predominantly speculative with respect to capacity to pay interest
CC, C and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.
D      -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa    -- Bonds rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.
Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B      -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa    -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca     -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


                                                                              27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

August 31, 2002 (unaudited)

--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $307,847,055) ..............    $ 274,118,721
   Receivable for securities sold ............................          130,947
   Cash ......................................................              893
   Interest and dividends receivable .........................        6,333,451
--------------------------------------------------------------------------------
   Total Assets ..............................................      280,584,012
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased ..........................        5,858,589
   Dividend payable ..........................................          552,933
   Investment advisory fee payable ...........................          206,958
   Administration fee payable ................................           45,991
   Accrued expenses ..........................................          115,432
--------------------------------------------------------------------------------
   Total Liabilities .........................................        6,779,903
--------------------------------------------------------------------------------
Total Net Assets .............................................    $ 273,804,109
================================================================================
NET ASSETS:
   Par value of capital shares ...............................    $      44,807
   Capital paid in excess of par value .......................      528,819,225
   Overdistributed net investment income .....................       (1,323,498)
   Accumulated net realized loss from security transactions ..     (220,009,033)
   Net unrealized depreciation of investments and
     foreign currencies ......................................      (33,727,392)
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $6.11 per share on 44,806,999
   shares of $0.001 par value outstanding;
   500,000,000 shares authorized) ............................    $ 273,804,109
================================================================================


28                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Six Months Ended August 31, 2002 (unaudited)

--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest ...................................................    $ 16,612,554
   Dividends ..................................................          93,153
--------------------------------------------------------------------------------
   Total Investment Income ....................................      16,705,707
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee (Note 2) ...........................       1,342,059
   Administration fee (Note 2) ................................         298,235
   Shareholder and systems servicing fees .....................          60,746
   Shareholder communications .................................          54,948
   Audit and legal ............................................          34,784
   Directors' fees ............................................          24,702
   Registration fees ..........................................          17,644
   Pricing fees ...............................................          13,610
   Custody ....................................................          12,098
   Other ......................................................           5,042
--------------------------------------------------------------------------------
   Total Expenses .............................................       1,863,868
--------------------------------------------------------------------------------
Net Investment Income .........................................      14,841,839
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
   Realized Loss From:
     Security transactions (excluding short-term securities) ..     (17,710,136)
     Foreign currency transactions ............................        (206,725)
--------------------------------------------------------------------------------
   Net Realized Loss ..........................................     (17,916,861)
--------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation (Note 1) .............     (14,263,164)
--------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies ................     (32,180,025)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations ........................    $(17,338,186)
================================================================================


                       See Notes to Financial Statements.                     29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended August 31, 2002 (unaudited) and the Year Ended February 28, 2002

                                                          August 31       February 28
                                                        -------------    -------------
OPERATIONS:
   Net investment income ............................   $  14,841,839    $  36,190,417
   Net realized loss ................................     (17,916,861)     (86,734,799)
   (Increase) decrease in net unrealized depreciation     (14,263,164)         636,679
---------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations ...........     (17,338,186)     (49,907,703)
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................     (15,338,522)     (36,240,622)
   Capital ..........................................              --       (1,536,340)
---------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders ..................     (15,338,522)     (37,776,962)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net asset value of shares issued for
     reinvestment of dividends ......................       1,788,948        9,096,239
---------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions ........................       1,788,948        9,096,239
---------------------------------------------------------------------------------------
Decrease in Net Assets ..............................     (30,887,760)     (78,588,426)

NET ASSETS:
   Beginning of period ..............................     304,691,869      383,280,295
---------------------------------------------------------------------------------------
   End of period* ...................................   $ 273,804,109    $ 304,691,869
=======================================================================================
* Includes overdistributed net
   investment income of .............................   $  (1,323,498)   $    (620,090)
=======================================================================================


30                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  1. Significant Accounting Policies

      Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At February 28, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Certain prior year numbers have been restated to reflect current year's presentation.


                                                                              31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement March 1, 2001. This change does not effect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended August 31, 2002, interest income decreased by $116,118, net realized loss decreased by $151,983 and the change in net unrealized depreciation decreased by $35,795.

      The Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

  2. Investment Advisory Agreement, Administration Agreement and Other Transactions

      Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly.

      SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Citigroup or its affiliates.

  3.  Investments

      During the six months ended August 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were:

================================================================================
Purchases                                                           $115,074,246
--------------------------------------------------------------------------------
Sales                                                                120,906,171
================================================================================


32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      At August 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  7,904,417
Gross unrealized depreciation                                       (41,632,751)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(33,728,334)
================================================================================

  4.  Repurchase Agreements

      The Fund purchases, and its custodian takes possession of, U.S. government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

  5.  Forward Foreign Currency Contracts

      The Fund may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

      At August 31, 2002, the Fund did not have any open forward foreign currency contracts.

  6.  Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At August 31, 2002, the Fund did not hold any futures contracts.


                                                                              33
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  7.  Option Contracts

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At August 31, 2002, the Fund did not hold any purchased call or put option contracts.

      When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.

      When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

      During the six months ended August 31, 2002, the Fund did not enter into any written covered call or put option contracts.


34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

  8.  Payment-in-Kind Securities

      The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK securities carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities are sold. If the issuer of a PIK security defaults, the Fund may obtain no return at all on its investment.

  9.  Capital Loss Carryforward

      At February 28, 2002, the Fund had, for Federal income tax purposes, approximately $182,922,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:

                  2003         2004       2005       2007         2008         2009         2010
===================================================================================================
Carryforward
  Amounts      $9,404,000  $18,115,000  $239,000  $2,616,000  $27,185,000  $37,823,000  $87,540,000
===================================================================================================


  10. Capital Shares

      Capital stock transactions were as follows:

                                           Six Months Ended                    Year Ended
                                            August 31, 2002                 February 28, 2002
                                          -------------------             --------------------
                                        Shares        Amount             Shares         Amount
================================================================================================
Shares issued on reinvestment           258,763     $1,788,948           1,199,659   $ 9,096,239
------------------------------------------------------------------------------------------------
Net Increase                            258,763     $1,788,948           1,199,659   $ 9,096,239
================================================================================================

      On November 16, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 1,213,500 shares with a total cost of $10,210,959. For the six months ended August 31, 2002, the Fund did not repurchase shares.


                                                                              35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

------------------------------------------------------------------------------------------------------------------
                                     2002(1)(2)       2002(2)       2001        2000(3)       1999         1998
==================================================================================================================
Net Asset Value,
  Beginning of Period                 $   6.84       $   8.84     $  10.02     $  10.73     $  11.87     $  11.59
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)(5)             0.34           0.82         0.97         1.00         1.01         1.09
  Net realized and
    unrealized gain (loss)(5)            (0.73)         (1.96)       (1.18)       (0.76)       (1.12)        0.28
------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                        (0.39)         (1.14)       (0.21)        0.24        (0.11)        1.37
------------------------------------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock                         --             --         0.01         0.03           --           --
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.34)         (0.82)       (0.98)       (0.98)       (1.03)       (1.09)
  Capital                                   --          (0.04)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total Distributions                      (0.34)         (0.86)       (0.98)       (0.98)       (1.03)       (1.09)
------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                       $   6.11       $   6.84     $   8.84     $  10.02     $  10.73     $  11.87
------------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(6)                        (9.86)%++     (11.87)%      24.22%      (13.40)%      (2.44)%      10.96%
------------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(6)                     (5.77)%++     (13.32)%      (1.06)%       3.89%       (0.72)%      12.43%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
  (millions)                          $    274       $    305     $    383     $    435     $    475     $    523
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                             1.25%+         1.24%        1.20%        1.15%        1.17%        1.18%
  Net investment income(5)                9.96+         10.86        10.59         9.62         9.03         9.19
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     42%            81%          65%          80%          84%          94%
------------------------------------------------------------------------------------------------------------------
Market Value, End of Period           $  6.050       $  7.080     $  9.000     $  8.125     $ 10.438     $ 11.750
==================================================================================================================

(1)   For the six months ended August 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the year ended February 29, 2000.
(4) The investment adviser has waived a portion of its fees for the year ended February 29, 2000. If such fees had not been waived, the per share decrease in net investment income and actual expense ratio would have been $0.00* and 1.18%, respectively.
(5)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the six months ended August 31, 2002, the net investment income, net realized and unrealized loss and the annualized ratio of net investment income to average net assets would have been $0.33, $0.72 and 10.03%, respectively. Per share, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.
(6) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                                     Dividend
                            NYSE         Net Asset     Dividend    Reinvestment
                        Closing Price      Value         Paid          Price
===============================================================================
March 31, 2000             $8.250         $9.74         $0.081        $8.21
April 30, 2000              8.188          9.65          0.081         8.18
May 31, 2000                8.375          9.40          0.081         8.49
June 30, 2000               8.625          9.54          0.081         8.70
July 31, 2000               8.813          9.47          0.081         8.90
August 31, 2000             8.938          9.44          0.081         8.95
September 29, 2000          8.688          9.13          0.081         8.61
October 31, 2000            8.000          8.69          0.081         8.07
November 30, 2000           7.500          8.07          0.081         7.62
December 29, 2000           8.437          8.33          0.082         8.32
January 31, 2001            9.350          8.86          0.082         8.82
February 28, 2001           9.000          8.84          0.082         8.85
March 30, 2001              9.110          8.40          0.082         8.53
April 30, 2001              8.210          8.21          0.079         8.67
May 31, 2001                8.530          8.16          0.079         8.17
June 30, 2001               8.240          7.67          0.077         7.64
July 31, 2001               8.270          7.63          0.077         7.75
August 31, 2001             7.580          7.56          0.077         7.54
September 28, 2001          6.960          6.94          0.067         6.96
October 31, 2001            6.880          6.99          0.067         7.02
November 30, 2001           7.420          7.23          0.067         7.20
December 31, 2001           7.120          7.09          0.063         7.06
January 31, 2002            7.430          7.03          0.063         7.07
February 28, 2002           7.080          6.84          0.063         6.88
March 31, 2002              7.320          6.91          0.063         6.98
April 30, 2002              7.080          6.96          0.056         6.93
May 31, 2002                6.960          6.82          0.056         6.82
June 30, 2002               6.020          6.38          0.056         6.08
July 31, 2002               5.920          6.07          0.056         5.69
August 31, 2002             6.050          6.11          0.056         6.04
================================================================================


                                                                              37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend-paying agent.

      If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the immediately preceding trading day.

      If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants ("Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's Valuation Date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent


38
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. PFPC will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      PFPC will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by PFPC on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                         ------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


                                                                              39
--------------------------------------------------------------------------------

                     (This page intentionally left blank.)

                                                             Managed
                                                             HIGH INCOME
                                                                  PORTFOLIO INC.

Directors

Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
Paul Hardin
William R. Hutchinson
R. Jay Gerken, Chairman
George M. Pavia

Officers

R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Chief Administrative Officer

Richard L. Peteka
Chief Financial
Officer and Treasurer

Peter J. Wilby, CFA
Vice President and
Investment Officer

Beth A. Semmel
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

Smith Barney Fund Management LLC
333 West 34th Street
New York, New York 10001

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This report is intended only for the shareholders of Managed High Income Portfolio Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

FD0777 10/02                                                             02-3942


--------------------------------------------------------------------------------